EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on September 15, 2003 and covers activity from July 27, 2003 through August 25, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of September, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/Robin Flanagan
                                                 -------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                         Trust Totals
-----------------                                         ------------

Number of days in period                                            30
Beginning Principal Receivable Balance               22,217,530,406.61
Special Funding Account Balance                                   0.00
Beginning Total Principal Balance                    22,217,530,406.61

Finance Charge Collections (excluding                   240,266,492.89
  Discount Option & Recoveries)
Discount Percentage                                              2.00%
Discount Option Receivables Collections                  88,872,199.30
Premium Option Receivables Collections                            0.00
Recoveries                                               16,936,286.27
Total Collections of Finance Charge Receivables         346,074,978.46
Total Collections of Principal Receivables            4,354,737,765.79
Monthly Payment Rate                                          19.6005%
Defaulted amount                                        103,706,728.90
Annualized Default Rate                                        5.7556%
Trust Portfolio Yield                                         13.2725%
New Principal Receivables                             4,163,406,947.94
Ending Principal Receivables Balance                 21,922,492,859.86
Ending Required Minimum Principal Balance            20,731,250,000.00
Ending Transferor Amount                              2,547,492,859.86
Ending Special Funding Account Balance                            0.00
Ending Total Principal Balance                       21,922,492,859.86



B. Series Allocations                                        Series 1999-1      Series 1999-2      Series 1999-3      Series 1999-5
---------------------                                        -------------      -------------      -------------      -------------
Group Number                                                             1                  1                  2                  2
Invested Amount                                           1,000,000,000.00     500,000,000.00   1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                  1,000,000,000.00     500,000,000.00   1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                     0.00               0.00               0.00               0.00
Series Required Transferor Amount                            70,000,000.00      35,000,000.00      70,000,000.00      35,000,000.00
Series Allocation Percentage                                         5.16%              2.58%              5.16%              2.58%
Series Alloc. Finance Charge Collections                     17,861,934.37       8,930,967.19      17,861,934.37       8,930,967.19
Series Allocable Recoveries                                     874,130.90         437,065.45         874,130.90         437,065.45
Series Alloc. Principal Collections                         224,760,658.88     112,380,329.44     224,760,658.88     112,380,329.44
Series Allocable Defaulted Amount                             5,352,605.36       2,676,302.68       5,352,605.36       2,676,302.68

B. Series Allocations                      Series 2000-1     Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5
---------------------                      -------------     -------------      -------------      -------------      -------------

Group Number                                           1                 2                  2                  2                  2
Invested Amount                           500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                  500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                   0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount          35,000,000.00     35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00
Series Allocation Percentage                       2.58%             2.58%              5.16%              6.26%              4.07%
Series Alloc. Finance Charge Collections    8,930,967.19      8,930,967.19      17,861,934.37      21,650,843.62      14,073,025.13
Series Allocable Recoveries                   437,065.45        437,065.45         874,130.90       1,059,553.30         688,708.51
Series Alloc. Principal Collections       112,380,329.44    112,380,329.44     224,760,658.88     272,437,339.36     177,083,978.40
Series Allocable Defaulted Amount           2,676,302.68      2,676,302.68       5,352,605.36       6,488,010.72       4,217,200.01

B. Series Allocations                      Series 2001-1     Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5
---------------------                      -------------     -------------      -------------      -------------      -------------

Group Number                                           2                 1                  2                  2                  2
Invested Amount                           750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00
Adjusted Invested Amount                  750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00
Principal Funding Account Balance                   0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount          52,500,000.00     17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00
Series Allocation Percentage                       3.87%             1.29%              3.87%              3.74%              2.58%
Series Alloc. Finance Charge Collections   13,396,450.78      4,465,483.59      13,396,450.78      12,949,902.42       8,930,967.19
Series Allocable Recoveries                   655,598.18        218,532.73         655,598.18         633,744.91         437,065.45
Series Alloc. Principal Collections       168,570,494.16     56,190,164.72     168,570,494.16     162,951,477.69     112,380,329.44
Series Allocable Defaulted Amount           4,014,454.02      1,338,151.34       4,014,454.02       3,880,638.89       2,676,302.68

B. Series Allocations                      Series 2001-6     Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3
---------------------                      -------------     -------------      -------------      -------------      -------------

Group Number                                           2                 2                  2                  2                  2
Invested Amount                           700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00
Adjusted Invested Amount                  700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00
Principal Funding Account Balance                   0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount          49,000,000.00     45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00
Series Allocation Percentage                       3.61%             3.35%              4.75%              4.85%              4.75%
Series Alloc. Finance Charge Collections   12,503,354.06     11,610,257.34      16,432,979.62      16,790,218.31      16,432,979.62
Series Allocable Recoveries                   611,891.63        568,185.09         804,200.43         821,683.05         804,200.43
Series Alloc. Principal Collections       157,332,461.22    146,094,428.27     206,779,806.17     211,275,019.35     206,779,806.17
Series Allocable Defaulted Amount           3,746,823.75      3,479,193.49       4,924,396.93       5,031,449.04       4,924,396.93

B. Series Allocations                      Series 2002-4     Series 2002-5      Series 2002-6      Series 2003-1      Series 2003-2
---------------------                      -------------     -------------      -------------      -------------      -------------

Group Number                                           2                 2                  2                  2                  2
Invested Amount                           500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                  500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                   0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount          35,000,000.00     42,000,000.00      50,400,000.00      64,400,000.00      77,000,000.00
Series Allocation Percentage                       2.58%             3.10%              3.72%              4.75%              5.68%
Series Alloc. Finance Charge Collections    8,930,967.19     10,717,160.62      12,860,592.75      16,432,979.62      19,648,127.81
Series Allocable Recoveries                   437,065.45        524,478.54         629,374.25         804,200.43         961,543.99
Series Alloc. Principal Collections       112,380,329.44    134,856,395.33     161,827,674.39     206,779,806.17     247,236,724.77
Series Allocable Defaulted Amount           2,676,302.68      3,211,563.22       3,853,875.86       4,924,396.93       5,887,865.90



B. Series Allocations                            Series 2003-3    Series 2003-4                                          Trust Total
---------------------                            -------------    -------------                                          -----------
Group Number                                                 2                1
Invested Amount                                 750,000,000.00   680,000,000.00                                    19,375,000,000.00
Adjusted Invested Amount                        750,000,000.00   680,000,000.00                                    19,375,000,000.00
Principal Funding Account Balance                         0.00             0.00                                                 0.00
Series Required Transferor Amount                52,500,000.00    47,600,000.00                                     1,356,250,000.00
Series Allocation Percentage                             3.87%            3.51%                                                 100%
Series Alloc. Finance Charge Collections         13,396,450.78    12,146,115.37                                       346,074,978.46
Series Allocable Recoveries                         655,598.18       594,409.01                                        16,936,286.27
Series Alloc. Principal Collections             168,570,494.16   152,837,248.04                                     4,354,737,765.79
Series Allocable Defaulted Amount                 4,014,454.02     3,639,771.65                                       103,706,728.90

C. Group Allocations
--------------------

1. Group 1 Allocations                           Series 1999-1    Series 1999-2   Series 2000-1   Series 2001-2        Series 2003-4
----------------------                           -------------    -------------   -------------   -------------        -------------

Investor Finance Charge Collections              15,576,662.76     7,788,331.38    7,788,331.38    3,894,165.69        10,592,130.68

Investor Monthly Interest                         4,455,750.00     2,360,270.83    2,844,906.25    1,101,072.92           981,254.17
Investor Default Amount                           4,667,788.32     2,333,894.16    2,333,894.16    1,166,947.08         3,174,096.06
Investor Monthly Fees                             1,666,666.67       833,333.33      833,333.33      416,666.67         1,133,333.33
Investor Additional Amounts                               0.00             0.00            0.00            0.00                 0.00
Total                                            10,790,204.99     5,527,498.33    6,012,133.74    2,684,686.66         5,288,683.56

Reallocated Investor Finance Charge Collections  15,576,662.76     7,788,331.38    7,788,331.38    3,894,165.69        10,592,130.68
Available Excess                                  4,786,457.77     2,260,833.05    1,776,197.64    1,209,479.03         5,303,447.12

1. Group 1 Allocations                                                                                                 Group 1 Total
----------------------                                                                                                 -------------

Investor Finance Charge Collections                                                                                    45,639,621.88

Investor Monthly Interest                                                                                              11,743,254.17
Investor Default Amount                                                                                                13,676,619.77
Investor Monthly Fees                                                                                                   4,883,333.33
Investor Additional Amounts                                                                                                     0.00
Total                                                                                                                  30,303,207.27

Reallocated Investor Finance Charge Collections                                                                        45,639,621.88
Available Excess                                                                                                       15,336,414.61

2. Group 2 Allocations                                            Series 1999-3   Series 1999-5   Series 2000-2        Series 2000-3
----------------------                                            -------------   -------------   -------------        -------------

Investor Finance Charge Collections                               15,576,662.76    7,788,331.38    7,788,331.38        15,576,662.76

Investor Monthly Interest                                          1,148,248.61      616,512.50      585,394.10         1,159,055.56
Investor Default Amount                                            4,667,788.32    2,333,894.16    2,333,894.16         4,667,788.32
Investor Monthly Fees                                              1,666,666.67      833,333.33      833,333.33         1,666,666.67
Investor Additional Amounts                                                0.00            0.00            0.00                 0.00
Total                                                              7,482,703.60    3,783,739.99    3,752,621.59         7,493,510.54

Reallocated Investor Finance Charge Collections                   15,576,662.76    7,788,331.38    7,788,331.38        15,576,662.76
Available Excess                                                   8,093,959.16    4,004,591.39    4,035,709.79         8,083,152.22

2. Group 2 Allocations                           Series 2000-4    Series 2000-5   Series 2001-1   Series 2001-3        Series 2001-4
----------------------                           -------------    -------------   -------------   -------------        -------------

Investor Finance Charge Collections              18,880,815.62    12,272,509.90   11,682,497.07   11,682,497.07        11,293,080.50

Investor Monthly Interest                         1,388,001.41       906,850.56      871,455.21      857,925.00           835,258.40
Investor Default Amount                           5,657,928.91     3,677,647.72    3,500,841.24    3,500,841.24         3,384,146.53
Investor Monthly Fees                             2,020,203.33     1,313,130.00    1,250,000.00    1,250,000.00         1,208,333.33
Investor Additional Amounts                               0.00             0.00            0.00            0.00                 0.00
Total                                             9,066,133.66     5,897,628.29    5,622,296.45    5,608,766.24         5,427,738.27

Reallocated Investor Finance Charge Collections  18,880,815.62    12,272,509.90   11,682,497.07   11,682,497.07        11,293,080.50
Investment Funding Account Proceeds                   1,739.14
Available Excess                                  9,816,421.10     6,374,881.62    6,060,200.62    6,073,730.83         5,865,342.23



2. Group 2 Allocations                            Series 2001-5    Series 2001-6   Series 2001-7   Series 2002-1     Series 2002-2
----------------------                            -------------    -------------   -------------   -------------     -------------
Investor Finance Charge Collections                7,788,331.38    10,903,663.93   10,124,830.79   14,330,529.74     14,642,062.99

Investor Monthly Interest                            600,302.08       800,036.81      743,339.10    1,055,636.11      1,074,092.31
Investor Default Amount                            2,333,894.16     3,267,451.82    3,034,062.41    4,294,365.25      4,387,721.02
Investor Monthly Fees                                833,333.33     1,166,666.67    1,083,333.33    1,533,333.33      1,566,666.67
Investor Additional Amounts                                0.00             0.00            0.00            0.00              0.00
Total                                              3,767,529.58     5,234,155.30    4,860,734.84    6,883,334.70      7,028,479.99

Reallocated Investor Finance Charge Collections    7,788,331.38    10,903,663.93   10,124,830.79   14,330,529.74     14,642,062.99
Investment Funding Account Proceeds
Available Excess                                   4,020,801.80     5,669,508.64    5,264,095.96    7,447,195.04      7,613,583.00

2. Group 2 Allocations                            Series 2002-3    Series 2002-4   Series 2002-5   Series 2002-6     Series 2003-1
----------------------                            -------------    -------------   -------------   -------------     -------------

Investor Finance Charge Collections               14,330,529.74     7,788,331.38    9,345,997.65   11,215,197.19     14,330,529.74

Investor Monthly Interest                          1,050,605.50       537,570.14      716,100.00      843,975.00      1,059,399.17
Investor Default Amount                            4,294,365.25     2,333,894.16    2,800,672.99    3,360,807.59      4,294,365.25
Investor Monthly Fees                              1,533,333.33       833,333.33    1,000,000.00    1,200,000.00      1,533,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00              0.00
Total                                              6,878,304.09     3,704,797.63    4,516,772.99    5,404,782.59      6,887,097.75

Reallocated Investor Finance Charge Collections   14,330,529.74     7,788,331.38    9,345,997.65   11,215,197.19     14,330,529.74
Investment Funding Account Proceeds
Available Excess                                   7,452,225.65     4,083,533.75    4,829,224.66    5,810,414.60      7,443,431.98

2. Group 2 Allocations                            Series 2003-2    Series 2003-3                                     Group 2 Total
----------------------                            -------------    -------------                                     -------------

Investor Finance Charge Collections               17,134,329.03    11,682,497.07                                    256,158,219.06

Investor Monthly Interest                          1,268,898.89       862,284.38                                     18,980,940.82
Investor Default Amount                            5,134,567.15     3,500,841.24                                     76,761,778.90
Investor Monthly Fees                              1,833,333.33     1,250,000.00                                     27,408,333.33
Investor Additional Amounts                                0.00             0.00                                              0.00
Total                                              8,236,799.37     5,613,125.61                                    123,151,053.05

Reallocated Investor Finance Charge Collections   17,134,329.03    11,682,497.07                                    256,158,219.06
Investment Funding Account Proceeds                                                                                       1,739.14
Available Excess                                   8,897,529.66     6,069,371.45                                    133,008,905.15




D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                              249,698,826
61-90 Days Delinquent:                              145,740,289
90+ Days Delinquent:                                232,613,509
Total 30+ Days Delinquent:                          628,052,624




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------        -------------           -----------
Beginning Invested /Transferor Amount             1,146,711,246.79      1,000,000,000.00       146,711,246.79
Beginning Adjusted Invested Amount                             N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              17,861,934.37         15,576,662.76         2,285,271.61
Collections of Principal Receivables                224,760,658.88        196,004,582.24        28,756,076.64
Defaulted Amount                                      5,352,605.36          4,667,788.32           684,817.04

Ending Invested / Transferor Amounts              1,131,483,502.44      1,000,000,000.00       131,483,502.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                     Class A               Class B             Interest               Total
--------------------------------------                     -------               -------            ----------              -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              5.6000%               5.8500%              1.9600%
Monthly Interest Due                                  4,036,666.67            292,500.00           126,583.33        4,455,750.00
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                    4,036,666.67            292,500.00           126,583.33        4,455,750.00
Investor Default Amount                               4,037,636.90            280,067.30           350,084.12        4,667,788.32
Investor Monthly Fees Due                             1,441,666.67            100,000.00           125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,515,970.23            672,567.30           601,667.46       10,790,204.99

Reallocated Investor Finance Charge Collections                                                                     15,576,662.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 7.2087%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      865,000,000.00         60,000,000.00        75,000,000.00    1,000,000,000.00
Interest Distributions                                4,036,666.67            292,500.00           126,583.33        4,455,750.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                   4,036,666.67            292,500.00           126,583.33        4,455,750.00
Ending Certificates Balance                         865,000,000.00         60,000,000.00        75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in respect
       of class B outstanding monthly interest:                          $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,583.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,583.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,473,813.29

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,037,636.90
       e. Excess Spread:                                         $5,399,509.72

   2.  Class B Available Funds:                                    $934,599.77

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $642,099.77

   3.  Collateral Available Funds:                               $1,168,249.71

       a. Excess Spread:                                         $1,168,249.71

   4.  Total Excess Spread:                                      $7,209,859.20

K. Reallocated Principal Collections:

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $224,760,658.88

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $196,004,582.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $196,004,582.24

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,667,788.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $200,672,370.56

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $75,000,000.00

   2.  Required Collateral Invested Amount:                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $200,672,370.56

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $7,209,859.20
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $280,067.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,583.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $350,084.12
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,786,457.77

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.2087%
       b. Prior Monthly Period                                         7.2084%
       c. Second Prior Monthly Period                                  7.7008%

   2.  Three Month Average Base Rate                                   7.3726%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               573,355,623.40        500,000,000.00        73,355,623.40
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables               8,930,967.19          7,788,331.38         1,142,635.81
Collections of Principal Receivables                112,380,329.44         98,002,291.12        14,378,038.32
Defaulted Amount                                      2,676,302.68          2,333,894.16           342,408.52

Ending Invested / Transferor Amounts                565,741,751.22        500,000,000.00        65,741,751.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              5.9500%               6.1000%              1.9600%
Monthly Interest Due                                  2,144,479.17            152,500.00            63,291.67        2,360,270.83
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                    2,144,479.17            152,500.00            63,291.67        2,360,270.83
Investor Default Amount                               2,018,818.45            140,033.65           175,042.06        2,333,894.16
Investor Monthly Fees Due                               720,833.33             50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                             4,884,130.95            342,533.65           300,833.73        5,527,498.33

Reallocated Investor Finance Charge Collections                                                                      7,788,331.38
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 7.5204%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                2,144,479.17            152,500.00            63,291.67        2,360,270.83
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                   2,144,479.17            152,500.00            63,291.67        2,360,270.83
Ending Certificates Balance                         432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5. Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $63,291.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $63,291.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,736,906.64

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,018,818.45
       e. Excess Spread:                                         $2,573,609.03

   2. Class B Available Funds:                                     $467,299.88

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $314,799.88

   3. Collateral Available Funds:                                  $584,124.85

       a. Excess Spread:                                           $584,124.85

   4. Total Excess Spread:                                       $3,472,533.76

K. Reallocated Principal Collections.

   1   Principal Allocation Percentage:                               87.2059%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $112,380,329.44

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:           $98,002,291.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $98,002,291.12

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,333,894.16

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $100,336,185.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $100,336,185.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,472,533.76
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $140,033.65
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $63,291.67
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $175,042.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,260,833.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.5204%
       b. Prior Monthly Period                                         7.5202%
       c. Second Prior Monthly Period                                  8.0341%

   2.  Three Month Average Base Rate                                   7.6916%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



IV.  Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount             1,146,711,246.79      1,000,000,000.00       146,711,246.79
Beginning Adjusted Invested Amount                             N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              17,861,934.37         15,576,662.76         2,285,271.61
Collections of Principal Receivables                224,760,658.88        196,004,582.24        28,756,076.64
Defaulted Amount                                      5,352,605.36          4,667,788.32           684,817.04

Ending Invested / Transferor Amounts              1,131,483,502.44      1,000,000,000.00       131,483,502.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2500%               1.4500%              1.9600%
Monthly Interest Due                                    888,020.83             99,888.89           160,338.89        1,148,248.61
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      888,020.83             99,888.89           160,338.89        1,148,248.61
Investor Default Amount                               3,850,925.36            373,423.07           443,439.89        4,667,788.32
Investor Monthly Fees Due                             1,375,000.00            133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,113,946.20            606,645.29           762,112.11        7,482,703.60

Reallocated Investor Finance Charge Collections                                                                     15,576,662.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3143%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                  888,020.83             99,888.89           160,338.89        1,148,248.61
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     888,020.83             99,888.89           160,338.89        1,148,248.61
Ending Certificates Balance                         825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in respect of Class B
       outstanding monthly interest:                                     $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $160,338.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $160,338.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to clauses (c), (d), and (e)
       of the definition of Collateral Invested Amount:                  $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral Invested Amount:                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,850,746.78

       a. Class A Monthly Interest:                                $888,020.83
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,850,925.36
       e. Excess Spread:                                         $8,111,800.58

   2. Class B Available Funds:                                   $1,246,133.02

       a. Class B Monthly Interest:                                 $99,888.89
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,146,244.13

   3. Collateral Available Funds:                                $1,479,782.96

       a. Excess Spread:                                         $1,479,782.96

   4.  Total Excess Spread:                                     $10,737,827.67

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $224,760,658.88

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $196,004,582.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $196,004,582.24

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,667,788.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $200,672,370.56

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $200,672,370.56

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $10,737,827.67
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $373,423.07
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $160,338.89
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $443,439.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,093,959.16

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3143%
       b. Prior Monthly Period                                         3.3112%
       c. Second Prior Monthly Period                                  3.5206%

   2.  Three Month Average Base Rate                                   3.3821%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               573,355,623.40        500,000,000.00        73,355,623.40
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables               8,930,967.19          7,788,331.38         1,142,635.81
Collections of Principal Receivables                112,380,329.44         98,002,291.12        14,378,038.32
Defaulted Amount                                      2,676,302.68          2,333,894.16           342,408.52

Ending Invested / Transferor Amounts                565,741,751.22        500,000,000.00        65,741,751.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.3500%               1.5900%              2.0100%
Monthly Interest Due                                    479,531.25             54,766.67            82,214.58          616,512.50
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      479,531.25             54,766.67            82,214.58          616,512.50
Investor Default Amount                               1,925,462.68            186,711.53           221,719.95        2,333,894.16
Investor Monthly Fees Due                               687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,092,493.93            308,144.87           383,101.20        3,783,739.99

Reallocated Investor Finance Charge Collections                                                                      7,788,331.38
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.4142%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                  479,531.25             54,766.67            82,214.58          616,512.50
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     479,531.25             54,766.67            82,214.58          616,512.50
Ending Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in respect of Class A
       Outstanding Monthly Interest:                                     $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.37

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.37

   3.  Amount of the distribution in respect of Class B
       outstanding monthly interest:                                     $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $82,214.58

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $82,214.58

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of
       principal on the Collateral Invested Amount:                      $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,425,373.39

       a. Class A Monthly Interest:                                $479,531.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,925,462.68
       e. Excess Spread:                                         $4,020,379.46

   2.  Class B Available Funds:                                    $623,066.51

       a. Class B Monthly Interest:                                 $54,766.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $568,299.84

   3.  Collateral Available Funds:                                 $739,891.48

       a. Excess Spread:                                           $739,891.48

   4.  Total Excess Spread:                                      $5,328,570.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $112,380,329.44

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:           $98,002,291.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $98,002,291.12

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,333,894.16

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $100,336,185.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $100,336,185.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,328,570.78
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $186,711.53
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $82,214.58
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $221,719.95
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,004,591.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4142%
       b. Prior Monthly Period                                         3.4110%
       c. Second Prior Monthly Period                                  3.6205%

   2.  Three Month Average Base Rate                                   3.4819%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------           ----------
Beginning Invested /Transferor Amount               573,355,623.40        500,000,000.00        73,355,623.40
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables               8,930,967.19          7,788,331.38         1,142,635.81
Collections of Principal Receivables                112,380,329.44         98,002,291.12        14,378,038.32
Defaulted Amount                                      2,676,302.68          2,333,894.16           342,408.52

Ending Invested / Transferor Amounts                565,741,751.22        500,000,000.00        65,741,751.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              7.2000%               7.4000%              2.0100%
Monthly Interest Due                                  2,595,000.00            185,000.00            64,906.25        2,844,906.25
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                    2,595,000.00            185,000.00            64,906.25        2,844,906.25
Investor Default Amount                               2,018,818.45            140,033.65           175,042.06        2,333,894.16
Investor Monthly Fees Due                               720,833.33             50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                             5,334,651.78            375,033.65           302,448.31        6,012,133.74

Reallocated Investor Finance Charge Collections                                                                      7,788,331.38
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 8.6617%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                2,595,000.00            185,000.00            64,906.25        2,844,906.25
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                   2,595,000.00            185,000.00            64,906.25        2,844,906.25
Ending Certificates Balance                         432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in respect of Class B
       outstanding monthly interest:                                     $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $64,906.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $64,906.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of
       principal on the Collateral Invested Amount:                      $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral Invested Amount:                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,736,906.64

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,018,818.45
       e. Excess Spread:                                         $2,123,088.20

   2.  Class B Available Funds:                                    $467,299.88

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $282,299.88

   3.  Collateral Available Funds:                                 $584,124.85

       a. Excess Spread:                                           $584,124.85

   4.  Total Excess Spread:                                      $2,989,512.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $112,380,329.44

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:           $98,002,291.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $98,002,291.12

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,333,894.16

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $100,336,185.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $37,500,000.00

   2.  Required Collateral Invested Amount                      $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $100,336,185.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $2,989,512.93
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $140,033.65
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $64,906.25
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $175,042.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,776,197.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.6617%
       b. Prior Monthly Period                                         8.6614%
       c. Second Prior Monthly Period                                  9.2538%

   2.  Three Month Average Base Rate                                   8.8590%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               573,355,623.40        500,000,000.00        73,355,623.40
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables               8,930,967.19          7,788,331.38         1,142,635.81
Collections of Principal Receivables                112,380,329.44         98,002,291.12        14,378,038.32
Defaulted Amount                                      2,676,302.68          2,333,894.16           342,408.52

Ending Invested / Transferor Amounts                565,741,751.22        500,000,000.00        65,741,751.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2750%               1.4600%              2.0100%
Monthly Interest Due                                    452,890.63             50,288.89            82,214.58          585,394.10
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      452,890.63             50,288.89            82,214.58          585,394.10
Investor Default Amount                               1,925,462.68            186,711.53           221,719.95        2,333,894.16
Investor Monthly Fees Due                               687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,065,853.31            303,667.09           383,101.20        3,752,621.59

Reallocated Investor Finance Charge Collections                                                                      7,788,331.38
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3409%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                  452,890.63             50,288.89            82,214.58          585,394.10
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     452,890.63             50,288.89            82,214.58          585,394.10
Ending Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $82,214.58

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $82,214.58

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,425,373.39

       a. Class A Monthly Interest:                                $452,890.63
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,925,462.68
       e. Excess Spread:                                         $4,047,020.08

   2.  Class B Available Funds: $623,066.51

       a. Class B Monthly Interest:                                 $50,288.89
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $572,777.62

   3.  Collateral Available Funds:                                 $739,891.48

       a. Excess Spread:                                           $739,891.48

   4.  Total Excess Spread:                                      $5,359,689.18

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $112,380,329.44

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:           $98,002,291.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $98,002,291.12

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,333,894.16

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $100,336,185.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $100,336,185.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,359,689.18
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4 . Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $186,711.53
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $82,214.58
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $221,719.95
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,035,709.79

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3409%
       b. Prior Monthly Period                                         3.3377%
       c. Second Prior Monthly Period                                  3.5472%

   2.  Three Month Average Base Rate                                   3.4086%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount             1,146,711,246.79      1,000,000,000.00       146,711,246.79
Beginning Adjusted Invested Amount                             N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              17,861,934.37         15,576,662.76         2,285,271.61
Collections of Principal Receivables                224,760,658.88        196,004,582.24        28,756,076.64
Defaulted Amount                                      5,352,605.36          4,667,788.32           684,817.04

Ending Invested / Transferor Amounts              1,131,483,502.44      1,000,000,000.00       131,483,502.44


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2700%               1.4600%              1.9100%
Monthly Interest Due                                    902,229.17            100,577.78           156,248.61        1,159,055.56
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      902,229.17            100,577.78           156,248.61        1,159,055.56
Investor Default Amount                               3,850,925.36            373,423.07           443,439.89        4,667,788.32
Investor Monthly Fees Due                             1,375,000.00            133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,128,154.53            607,334.18           758,021.83        7,493,510.54

Reallocated Investor Finance Charge Collections                                                                     15,576,662.76
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3271%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                  902,229.17            100,577.78           156,248.61        1,159,055.56
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     902,229.17            100,577.78           156,248.61        1,159,055.56
Ending Certificates Balance                         825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.09

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $156,248.61

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $156,248.61

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,850,746.78

       a. Class A Monthly Interest:                                $902,229.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,850,925.36
       e. Excess Spread:                                         $8,097,592.25

   2.  Class B Available Funds:                                  $1,246,133.02

       a. Class B Monthly Interest:                                $100,577.78
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,145,555.24

   3.  Collateral Available Funds:                               $1,479,782.96

       a. Excess Spread:                                         $1,479,782.96

   4.  Total Excess Spread:                                     $10,722,930.45

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $224,760,658.88

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $196,004,582.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $196,004,582.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,667,788.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $200,672,370.56

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $200,672,370.56

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $10,722,930.45
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $373,423.07
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $156,248.61
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $443,439.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,083,152.22

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3271%
       b. Prior Monthly Period                                         3.3239%
       c. Second Prior Monthly Period                                  3.5334%

   2.  Three Month Average Base Rate                                   3.3948%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,389,953,929.89      1,212,122,000.00       177,831,929.89
Beginning Adjusted Invested Amount                             N/A      1,212,122,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              21,650,843.62         18,882,554.76         2,770,028.00
Collections of Principal Receivables                272,437,339.36        237,581,466.24        34,855,873.13
Defaulted Amount                                      6,488,010.72          5,657,928.91           830,081.80

Ending Invested / Transferor Amounts              1,371,496,045.95      1,212,122,000.00       159,374,045.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2437%               1.4688%              1.9600%
Monthly Interest Due                                  1,071,006.94            122,643.48           194,350.99        1,388,001.41
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                    1,071,006.94            122,643.48           194,350.99        1,388,001.41
Investor Default Amount                               4,667,788.32            452,635.43           537,505.16        5,657,928.91
Investor Monthly Fees Due                             1,666,666.67            161,616.67           191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                             7,405,461.93            736,895.58           923,776.15        9,066,133.66

Reallocated Investor Finance Charge Collections                                                                     18,880,815.62
Interest and Principal Funding Investment Proceeds                                                                       1,739.14
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2742%
Base Rate                                                                                                                 3.3106%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                    1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00
Interest Distributions                                1,071,006.94            122,643.48           194,350.99        1,388,001.41
Interest Deposits - Interest Funding Account         (1,071,006.94)          (122,643.48)                0.00       (1,193,650.43)
Interest Funding Account Distributions                3,143,923.61            360,017.96                 0.00        3,503,941.57
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                   3,143,923.61            360,017.96           194,350.99        3,698,292.56
Ending Interest Funding Account Balance                       0.00                  0.00                 0.00                0.00
Ending Certificates Balance                       1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $194,350.99

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $194,350.99

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $15,578,401.90

       a. Class A Monthly Interest:                              $1,071,006.94
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,667,788.32
       e. Excess Spread:                                         $9,839,606.64

   2.  Class B Available Funds:                                  $1,510,468.99

       a. Class B Monthly Interest:                                $122,643.48
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,387,825.51

   3.  Collateral Available Funds:                               $1,793,683.87

       a. Excess Spread:                                         $1,793,683.87

   4.  Total Excess Spread:                                     $13,021,116.01

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $272,437,339.36

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $237,581,466.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $237,581,466.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,657,928.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $243,239,395.15

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount $115,152,000.00

   2.  Required Collateral Invested Amount $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $243,239,395.15

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $13,021,116.01
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $452,635.43
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $194,350.99
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $537,505.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,816,421.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3106%
       b. Prior Monthly Period                                         3.3103%
       c. Second Prior Monthly Period                                  3.4527%

   2.  Three Month Average Base Rate                                   3.3579%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2742%
       b. Prior Monthly Period                                        13.0665%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9800%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               903,468,563.70        787,878,000.00       115,590,563.70
Beginning Adjusted Invested Amount                             N/A        787,878,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              14,073,025.13         12,272,509.90         1,800,515.23
Collections of Principal Receivables                177,083,978.40        154,427,698.25        22,656,280.15
Defaulted Amount                                      4,217,200.01          3,677,647.72           539,552.28

Ending Invested / Transferor Amounts                891,470,958.94        787,878,000.00       103,592,958.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2500%               1.4900%              1.9600%
Monthly Interest Due                                    699,652.78             80,870.99           126,326.79          906,850.56
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      699,652.78             80,870.99           126,326.79          906,850.56
Investor Default Amount                               3,034,062.41            294,210.70           349,374.62        3,677,647.72
Investor Monthly Fees Due                             1,083,333.33            105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                             4,817,048.52            480,131.69           600,448.08        5,897,628.29

Reallocated Investor Finance Charge Collections                                                                     12,272,509.90
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3176%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                  699,652.78             80,870.99           126,326.79          906,850.56
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     699,652.78             80,870.99           126,326.79          906,850.56
Ending Certificates Balance                         650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2 . Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge- Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of Class B
       outstanding monthly interest:                                     $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,326.79

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,326.79

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,124,830.79

       a. Class A Monthly Interest:                                $699,652.78
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,034,062.41
       e. Excess Spread:                                         $6,391,115.61

   2 . Class B Available Funds:                                    $981,797.05

       a. Class B Monthly Interest:                                 $80,870.99
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $900,926.06

   3.  Collateral Available Funds:                               $1,165,882.05

       a. Excess Spread:                                         $1,165,882.05

   4.  Total Excess Spread:                                      $8,457,923.72

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $177,083,978.40

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $154,427,698.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $154,427,698.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,677,647.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $158,105,345.97

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $158,105,345.97

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,457,923.72
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $294,210.70
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,326.79
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $349,374.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,374,881.62

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3176%
       b. Prior Monthly Period                                         3.3144%
       c. Second Prior Monthly Period                                  3.5239%

   2.  Three Month Average Base Rate                                   3.3853%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               860,033,435.09        750,000,000.00       110,033,435.09
Beginning Adjusted Invested Amount                             N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              13,396,450.78         11,682,497.07         1,713,953.71
Collections of Principal Receivables                168,570,494.16        147,003,436.68        21,567,057.48
Defaulted Amount                                      4,014,454.02          3,500,841.24           513,612.78

Ending Invested / Transferor Amounts                848,612,626.83        750,000,000.00        98,612,626.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2500%               1.5300%              2.0600%
Monthly Interest Due                                    666,015.63             79,050.00           126,389.58          871,455.21
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      666,015.63             79,050.00           126,389.58          871,455.21
Investor Default Amount                               2,888,194.02            280,067.30           332,579.92        3,500,841.24
Investor Monthly Fees Due                             1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,585,459.65            459,117.30           577,719.50        5,622,296.45

Reallocated Investor Finance Charge Collections                                                                     11,682,497.07
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3305%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                  666,015.63             79,050.00           126,389.58          871,455.21
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     666,015.63             79,050.00           126,389.58          871,455.21
Ending Certificates Balance                         618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.32

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,389.58

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,389.58

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,638,060.08

       a. Class A Monthly Interest:                                $666,015.63
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,888,194.02
       e. Excess Spread:                                         $6,083,850.43

   2.  Class B Available Funds:                                    $934,599.77

       a. Class B Monthly Interest:                                 $79,050.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $855,549.77

   3.  Collateral Available Funds:                               $1,109,837.22

       a. Excess Spread:                                         $1,109,837.22

   4.  Total Excess Spread:                                      $8,049,237.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $168,570,494.16

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $147,003,436.68

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $147,003,436.68

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,500,841.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $150,504,277.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2. Required Collateral Invested Amount:                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $150,504,277.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $8,049,237.42
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4 . Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $280,067.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,389.58
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $332,579.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,060,200.62

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3305%
       b. Prior Monthly Period                                         3.3273%
       c. Second Prior Monthly Period                                  3.5368%

   2.  Three Month Average Base Rate                                   3.3982%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               286,677,811.70        250,000,000.00        36,677,811.70
Beginning Adjusted Invested Amount                             N/A        250,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables               4,465,483.59          3,894,165.69           571,317.90
Collections of Principal Receivables                 56,190,164.72         49,001,145.56         7,189,019.16
Defaulted Amount                                      1,338,151.34          1,166,947.08           171,204.26

Ending Invested / Transferor Amounts                282,870,875.61        250,000,000.00        32,870,875.61


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              5.5300%               5.8300%              1.9600%
Monthly Interest Due                                    996,552.08             72,875.00            31,645.83        1,101,072.92
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      996,552.08             72,875.00            31,645.83        1,101,072.92
Investor Default Amount                               1,009,409.22             70,016.82            87,521.03        1,166,947.08
Investor Monthly Fees Due                               360,416.67             25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                             2,366,377.97            167,891.82           150,416.86        2,684,686.66

Reallocated Investor Finance Charge Collections                                                                      3,894,165.69
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 7.1481%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                  996,552.08             72,875.00            31,645.83        1,101,072.92
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     996,552.08             72,875.00            31,645.83        1,101,072.92
Ending Certificates Balance                         216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3 . Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $31,645.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $31,645.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,368,453.32

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,009,409.22
       e. Excess Spread:                                         $1,362,492.01

   2.  Class B Available Funds:                                    $233,649.94

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $160,774.94

   3.  Collateral Available Funds:                                 $292,062.43

       a. Excess Spread:                                           $292,062.43

   4.  Total Excess Spread:                                      $1,815,329.38

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $56,190,164.72

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $49,001,145.56

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $49,001,145.56

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,166,947.08

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $50,168,092.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $18,750,000.00

   2.  Required Collateral Invested Amount:                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $50,168,092.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,815,329.38
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $70,016.82
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $31,645.83
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $87,521.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,209,479.03

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.1481%
       b. Prior Monthly Period                                         7.1478%
       c. Second Prior Monthly Period                                  7.6361%

   2.  Three Month Average Base Rate                                   7.3107%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               860,033,435.09        750,000,000.00       110,033,435.09
Beginning Adjusted Invested Amount                             N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              13,396,450.78         11,682,497.07         1,713,953.71
Collections of Principal Receivables                168,570,494.16        147,003,436.68        21,567,057.48
Defaulted Amount                                      4,014,454.02          3,500,841.24           513,612.78

Ending Invested / Transferor Amounts                848,612,626.83        750,000,000.00        98,612,626.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2400%               1.4900%              1.9600%
Monthly Interest Due                                    660,687.50             76,983.33           120,254.17          857,925.00
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      660,687.50             76,983.33           120,254.17          857,925.00
Investor Default Amount                               2,888,194.02            280,067.30           332,579.92        3,500,841.24
Investor Monthly Fees Due                             1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,580,131.52            457,050.63           571,584.08        5,608,766.24

Reallocated Investor Finance Charge Collections                                                                     11,682,497.07
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3092%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                  660,687.50             76,983.33           120,254.17          857,925.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     660,687.50             76,983.33           120,254.17          857,925.00
Ending Certificates Balance                         618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2 . Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       balance of the Class A Certificates exceeds
       the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $120,254.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $120,254.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,638,060.08

       a. Class A Monthly Interest:                                $660,687.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,888,194.02
       e. Excess Spread:                                         $6,089,178.56

   2.  Class B Available Funds:                                    $934,599.77

       a. Class B Monthly Interest:                                 $76,983.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $857,616.43

   3.  Collateral Available Funds:                               $1,109,837.22

       a. Excess Spread:                                         $1,109,837.22

   4.  Total Excess Spread:                                      $8,056,632.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $168,570,494.16

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $147,003,436.68

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $147,003,436.68

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,500,841.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $150,504,277.92

L. Application of Available Principal Collections during Revolving Period.

   1. Collateral Invested Amount:                               $71,250,000.00

   2. Required Collateral Invested Amount:                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $150,504,277.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $8,056,632.21
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $280,067.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $120,254.17
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $332,579.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,073,730.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3092%
       b. Prior Monthly Period                                         3.3061%
       c. Second Prior Monthly Period                                  3.5155%

   2.  Three Month Average Base Rate                                   3.3769%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest              Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               831,365,653.92        725,000,000.00       106,365,653.92
Beginning Adjusted Invested Amount                             N/A        725,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              12,949,902.42         11,293,080.50         1,656,821.92
Collections of Principal Receivables                162,951,477.69        142,103,322.13        20,848,155.56
Defaulted Amount                                      3,880,638.89          3,384,146.53           496,492.36

Ending Invested / Transferor Amounts                820,325,539.27        725,000,000.00        95,325,539.27


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2400%               1.4900%              2.0600%
Monthly Interest Due                                    638,664.58             74,417.22           122,176.60          835,258.40
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      638,664.58             74,417.22           122,176.60          835,258.40
Investor Default Amount                               2,791,920.89            270,731.72           321,493.92        3,384,146.53
Investor Monthly Fees Due                               996,875.00             96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,427,460.47            441,815.61           558,462.18        5,427,738.27

Reallocated Investor Finance Charge Collections                                                                     11,293,080.50
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3189%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                  638,664.58             74,417.22           122,176.60          835,258.40
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     638,664.58             74,417.22           122,176.60          835,258.40
Ending Certificates Balance                         598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.07

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $122,176.60

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $122,176.60

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,316,791.41

       a. Class A Monthly Interest:                                $638,664.58
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,791,920.89
       e. Excess Spread:                                         $5,886,205.94

   2.  Class B Available Funds:                                    $903,446.44

       a. Class B Monthly Interest:                                 $74,417.22
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $829,029.22

   3.  Collateral Available Funds:                               $1,072,842.65

       a. Excess Spread:                                         $1,072,842.65

   4.  Total Excess Spread:                                      $7,788,077.81

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $162,951,477.69

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $142,103,322.13

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $142,103,322.13

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,384,146.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $145,487,468.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount:                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $145,487,468.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $7,788,077.81
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $270,731.72
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $122,176.60
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $321,493.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,865,342.23

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3188%
       b. Prior Monthly Period                                         3.3157%
       c. Second Prior Monthly Period                                  3.5252%

   2.  Three Month Average Base Rate                                   3.3866%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               573,355,623.40        500,000,000.00        73,355,623.40
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables               8,930,967.19          7,788,331.38         1,142,635.81
Collections of Principal Receivables                112,380,329.44         98,002,291.12        14,378,038.32
Defaulted Amount                                      2,676,302.68          2,333,894.16           342,408.52

Ending Invested / Transferor Amounts                565,741,751.22        500,000,000.00        65,741,751.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2900%               1.5600%              2.1600%
Monthly Interest Due                                    458,218.75             53,733.33            88,350.00          600,302.08
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      458,218.75             53,733.33            88,350.00          600,302.08
Investor Default Amount                               1,925,462.68            186,711.53           221,719.95        2,333,894.16
Investor Monthly Fees Due                               687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,071,181.43            307,111.53           389,236.61        3,767,529.58

Reallocated Investor Finance Charge Collections                                                                      7,788,331.38
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3760%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                  458,218.75             53,733.33            88,350.00          600,302.08
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     458,218.75             53,733.33            88,350.00          600,302.08
Ending Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.11

   2 . Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.11

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $88,350.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $88,350.00

   3 . Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,425,373.39

       a. Class A Monthly Interest:                                $458,218.75
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,925,462.68
       e. Excess Spread:                                         $4,041,691.96

   2.  Class B Available Funds:                                    $623,066.51

       a. Class B Monthly Interest:                                 $53,733.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $569,333.18

   3.  Collateral Available Funds:                                 $739,891.48

       a. Excess Spread:                                           $739,891.48

   4.  Total Excess Spread:                                      $5,350,916.61

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $112,380,329.44

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:           $98,002,291.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $98,002,291.12

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,333,894.16

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $100,336,185.28

L. Application of Available Principal Collections during Revolving Period.

   1. Collateral Invested Amount:                               $47,500,000.00

   2. Required Collateral Invested Amount:                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $100,336,185.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,350,916.61
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $186,711.53
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $88,350.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $221,719.95
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,020,801.80

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3760%
       b. Prior Monthly Period                                         3.3728%
       c. Second Prior Monthly Period                                  3.5823%

   2.  Three Month Average Base Rate                                   3.4437%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XVI. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               802,697,872.75        700,000,000.00       102,697,872.75
Beginning Adjusted Invested Amount                             N/A        700,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              12,503,354.06         10,903,663.93         1,599,690.13
Collections of Principal Receivables                157,332,461.22        137,203,207.57        20,129,253.65
Defaulted Amount                                      3,746,823.75          3,267,451.82           479,371.93

Ending Invested / Transferor Amounts                792,038,451.71        700,000,000.00        92,038,451.71


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2300%               1.4600%              2.0600%
Monthly Interest Due                                    611,668.75             70,404.44           117,963.61          800,036.81
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      611,668.75             70,404.44           117,963.61          800,036.81
Investor Default Amount                               2,695,647.75            261,396.15           310,407.92        3,267,451.82
Investor Monthly Fees Due                               962,500.00             93,333.33           110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,269,816.50            425,133.92           539,204.87        5,234,155.30

Reallocated Investor Finance Charge Collections                                                                     10,903,663.93
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3081%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00
Interest Distributions                                  611,668.75             70,404.44           117,963.61          800,036.81
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     611,668.75             70,404.44           117,963.61          800,036.81
Ending Certificates Balance                         577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $117,963.61

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $117,963.61

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,995,522.74

       a. Class A Monthly Interest:                                $611,668.75
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,695,647.75
       e. Excess Spread:                                         $5,688,206.24

   2.  Class B Available Funds:                                    $872,293.11

       a. Class B Monthly Interest:                                 $70,404.44
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $801,888.67

   3.  Collateral Available Funds:                               $1,035,848.07

       a. Excess Spread:                                         $1,035,848.07

   4.  Total Excess Spread:                                      $7,525,942.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $157,332,461.22

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $137,203,207.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $137,203,207.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,267,451.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $140,470,659.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $140,470,659.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,525,942.98
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $261,396.15
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $117,963.61
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $310,407.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,669,508.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3080%
       b. Prior Monthly Period                                         3.3049%
       c. Second Prior Monthly Period                                  3.5144%

   2.  Three Month Average Base Rate                                   3.3758%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               745,362,310.42        650,000,000.00        95,362,310.42
Beginning Adjusted Invested Amount                             N/A        650,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              11,610,257.34         10,124,830.79         1,485,426.55
Collections of Principal Receivables                146,094,428.27        127,402,978.46        18,691,449.81
Defaulted Amount                                      3,479,193.49          3,034,062.41           445,131.08

Ending Invested / Transferor Amounts                735,464,276.59        650,000,000.00        85,464,276.59


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2300%               1.4700%              2.0600%
Monthly Interest Due                                    567,978.13             65,823.33           109,537.64          743,339.10
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      567,978.13             65,823.33           109,537.64          743,339.10
Investor Default Amount                               2,503,101.49            242,724.99           288,235.93        3,034,062.41
Investor Monthly Fees Due                               893,750.00             86,666.67           102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                             3,964,829.61            395,214.99           500,690.23        4,860,734.84

Reallocated Investor Finance Charge Collections                                                                     10,124,830.79
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3089%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      536,250,000.00         52,000,000.00        61,750,000.00      650,000,000.00
Interest Distributions                                  567,978.13             65,823.33           109,537.64          743,339.10
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     567,978.13             65,823.33           109,537.64          743,339.10
Ending Certificates Balance                         536,250,000.00         52,000,000.00        61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2 . Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $109,537.64

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $109,537.64

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the  Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,352,985.40

       a. Class A Monthly Interest:                                $567,978.13
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,503,101.49
       e. Excess Spread:                                         $5,281,905.79

   2.  Class B Available Funds:                                    $809,986.46

       a. Class B Monthly Interest:                                 $65,823.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $744,163.13

   3.  Collateral Available Funds:                                 $961,858.93

       a. Excess Spread:                                           $961,858.93

   4.  Total Excess Spread:                                      $6,987,927.85

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $146,094,428.27

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $127,402,978.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $127,402,978.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,034,062.41

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $130,437,040.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $61,750,000.00

   2.  Required Collateral Invested Amount:                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $130,437,040.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $6,987,927.85
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $242,724.99
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $109,537.64
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $288,235.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,264,095.96

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3089%
       b. Prior Monthly Period                                         3.3057%
       c. Second Prior Monthly Period                                  3.5152%

   2.  Three Month Average Base Rate                                   3.3766%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount             1,054,974,347.05        920,000,000.00       134,974,347.05
Beginning Adjusted Invested Amount                             N/A        920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              16,432,979.62         14,330,529.74         2,102,449.88
Collections of Principal Receivables                206,779,806.17        180,324,215.66        26,455,590.51
Defaulted Amount                                      4,924,396.93          4,294,365.25           630,031.68

Ending Invested / Transferor Amounts              1,040,964,822.25        920,000,000.00       120,964,822.25


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2200%               1.5100%              2.1600%
Monthly Interest Due                                    797,371.67             95,700.44           162,564.00        1,055,636.11
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      797,371.67             95,700.44           162,564.00        1,055,636.11
Investor Default Amount                               3,542,851.33            343,549.22           407,964.70        4,294,365.25
Investor Monthly Fees Due                             1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,605,223.00            561,916.33           716,195.37        6,883,334.70

Reallocated Investor Finance Charge Collections                                                                     14,330,529.74
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3134%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                  797,371.67             95,700.44           162,564.00        1,055,636.11
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     797,371.67             95,700.44           162,564.00        1,055,636.11
Ending Certificates Balance                         759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.30

   3.  Amount of the distribution in respect of
       Class B outstanding monthly
       interest:                                                         $0.00

   4 . Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $162,564.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $162,564.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of such reductions in the
       Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,822,687.03

       a. Class A Monthly Interest:                                $797,371.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,542,851.33
       e. Excess Spread:                                         $7,482,464.03

   2.  Class B Available Funds:                                  $1,146,442.38

       a. Class B Monthly Interest:                                 $95,700.44
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,050,741.93

   3.  Collateral Available Funds:                               $1,361,400.33

       a. Excess Spread:                                         $1,361,400.33

   4.  Total Excess Spread:                                      $9,894,606.29

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $206,779,806.17

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $180,324,215.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $180,324,215.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,294,365.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $184,618,580.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $184,618,580.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4 . Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                            $9,894,606.29
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $343,549.22
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $162,564.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $407,964.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,447,195.04

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3134%
       b. Prior Monthly Period                                         3.3102%
       c. Second Prior Monthly Period                                  3.5197%

   2.  Three Month Average Base Rate                                   3.3811%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XIX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount             1,077,908,571.99        940,000,000.00       137,908,571.99
Beginning Adjusted Invested Amount                             N/A        940,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              16,790,218.31         14,642,062.99         2,148,155.32
Collections of Principal Receivables                211,275,019.35        184,244,307.31        27,030,712.04
Defaulted Amount                                      5,031,449.04          4,387,721.02           643,728.02

Ending Invested / Transferor Amounts              1,063,594,492.30        940,000,000.00       123,594,492.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2200%               1.5000%              2.1100%
Monthly Interest Due                                    814,705.83             97,133.33           162,253.14        1,074,092.31
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      814,705.83             97,133.33           162,253.14        1,074,092.31
Investor Default Amount                               3,619,869.84            351,017.68           416,833.50        4,387,721.02
Investor Monthly Fees Due                             1,292,500.00            125,333.33           148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                             5,727,075.67            573,484.35           727,919.97        7,028,479.99

Reallocated Investor Finance Charge Collections                                                                     14,642,062.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3078%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      775,500,000.00         75,200,000.00        89,300,000.00      940,000,000.00
Interest Distributions                                  814,705.83             97,133.33           162,253.14        1,074,092.31
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     814,705.83             97,133.33           162,253.14        1,074,092.31
Ending Certificates Balance                         775,500,000.00         75,200,000.00        89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.29

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $162,253.14

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $162,253.14

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of such reductions in the
       Collateral
       Invested Amount:                                                  $0.00
                                     - 93 -

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,079,701.97

       a. Class A Monthly Interest:                                $814,705.83
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,619,869.84
       e. Excess Spread:                                         $7,645,126.29

   2.  Class B Available Funds:                                  $1,171,365.04

       a. Class B Monthly Interest:                                 $97,133.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,074,231.71

   3.  Collateral Available Funds:                               $1,390,995.98

       a. Excess Spread:                                         $1,390,995.98

   4.  Total Excess Spread:                                     $10,110,353.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $211,275,019.35

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $184,244,307.31

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $184,244,307.31

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,387,721.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $188,632,028.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $188,632,028.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $10,110,353.98
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $351,017.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $162,253.14
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $416,833.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,613,583.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3077%
       b. Prior Monthly Period                                         3.3046%
       c. Second Prior Monthly Period                                  3.5141%

   2.  Three Month Average Base Rate                                   3.3755%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount             1,054,974,347.05        920,000,000.00       134,974,347.05
Beginning Adjusted Invested Amount                             N/A        920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              16,432,979.62         14,330,529.74         2,102,449.88
Collections of Principal Receivables                206,779,806.17        180,324,215.66        26,455,590.51
Defaulted Amount                                      4,924,396.93          4,294,365.25           630,031.68

Ending Invested / Transferor Amounts              1,040,964,822.25        920,000,000.00       120,964,822.25


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2200%               1.4900%              2.1100%
Monthly Interest Due                                    797,371.67             94,432.89           158,800.94        1,050,605.50
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      797,371.67             94,432.89           158,800.94        1,050,605.50
Investor Default Amount                               3,542,851.33            343,549.22           407,964.70        4,294,365.25
Investor Monthly Fees Due                             1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,605,223.00            560,648.78           712,432.31        6,878,304.09

Reallocated Investor Finance Charge Collections                                                                     14,330,529.74
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3069%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                  797,371.67             94,432.89           158,800.94        1,050,605.50
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     797,371.67             94,432.89           158,800.94        1,050,605.50
Ending Certificates Balance                         759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $158,800.94

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $158,800.94

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,822,687.03

       a. Class A Monthly Interest:                                $797,371.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,542,851.33
       e. Excess Spread:                                         $7,482,464.03

   2.  Class B Available Funds:                                  $1,146,442.38

       a. Class B Monthly Interest:                                 $94,432.89
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,052,009.49

   3.  Collateral Available Funds:                               $1,361,400.33

       a. Excess Spread:                                         $1,361,400.33

   4.  Total Excess Spread:                                      $9,895,873.85

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $206,779,806.17

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $180,324,215.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $180,324,215.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,294,365.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $184,618,580.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $184,618,580.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                            $9,895,873.85
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $343,549.22
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $158,800.94
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $407,964.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,452,225.65

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3069%
       b. Prior Monthly Period                                         3.3038%
       c. Second Prior Monthly Period                                  3.5132%

   2.  Three Month Average Base Rate                                   3.3746%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               573,355,623.40        500,000,000.00        73,355,623.40
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables               8,930,967.19          7,788,331.38         1,142,635.81
Collections of Principal Receivables                112,380,329.44         98,002,291.12        14,378,038.32
Defaulted Amount                                      2,676,302.68          2,333,894.16           342,408.52

Ending Invested / Transferor Amounts                565,741,751.22        500,000,000.00        65,741,751.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.1500%               1.4200%              1.9600%
Monthly Interest Due                                    408,489.58             48,911.11            80,169.44          537,570.14
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      408,489.58             48,911.11            80,169.44          537,570.14
Investor Default Amount                               1,925,462.68            186,711.53           221,719.95        2,333,894.16
Investor Monthly Fees Due                               687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,021,452.26            302,289.31           381,056.06        3,704,797.63

Reallocated Investor Finance Charge Collections                                                                      7,788,331.38
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.2283%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                  408,489.58             48,911.11            80,169.44          537,570.14
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     408,489.58             48,911.11            80,169.44          537,570.14
Ending Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.99

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.99

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.22

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $80,169.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $80,169.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,425,373.39

       a. Class A Monthly Interest:                                $408,489.58
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,925,462.68
       e. Excess Spread:                                         $4,091,421.12

   2.  Class B Available Funds:                                    $623,066.51

       a. Class B Monthly Interest:                                 $48,911.11
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $574,155.40

   3.  Collateral Available Funds:                                 $739,891.48

       a. Excess Spread:                                           $739,891.48

   4.  Total Excess Spread:                                      $5,405,468.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $112,380,329.44

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:           $98,002,291.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $98,002,291.12

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,333,894.16

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $100,336,185.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $100,336,185.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,405,468.00
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $186,711.53
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $80,169.44
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $221,719.95
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,083,533.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2283%
       b. Prior Monthly Period                                         3.2251%
       c. Second Prior Monthly Period                                  3.4346%

   2.  Three Month Average Base Rate                                   3.2960%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               688,026,748.08        600,000,000.00        88,026,748.08
Beginning Adjusted Invested Amount                             N/A        600,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              10,717,160.62          9,345,997.65         1,371,162.97
Collections of Principal Receivables                134,856,395.33        117,602,749.34        17,253,645.98
Defaulted Amount                                      3,211,563.22          2,800,672.99           410,890.23

Ending Invested / Transferor Amounts                678,890,101.47        600,000,000.00        78,890,101.47


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2800%               1.5600%              2.1600%
Monthly Interest Due                                    545,600.00             64,480.00           106,020.00          716,100.00
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      545,600.00             64,480.00           106,020.00          716,100.00
Investor Default Amount                               2,310,555.22            224,053.84           266,063.93        2,800,672.99
Investor Monthly Fees Due                               825,000.00             80,000.00            95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             3,681,155.22            368,533.84           467,083.93        4,516,772.99

Reallocated Investor Finance Charge Collections                                                                      9,345,997.65
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3676%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      495,000,000.00         48,000,000.00        57,000,000.00      600,000,000.00
Interest Distributions                                  545,600.00             64,480.00           106,020.00          716,100.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     545,600.00             64,480.00           106,020.00          716,100.00
Ending Certificates Balance                         495,000,000.00         48,000,000.00        57,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1 . Total amount distributed to the Collateral
       Interest Holder:                                            $106,020.00

   2 . Amount distributed in respect of Collateral
       Monthly Interest:                                           $106,020.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,710,448.07

       a. Class A Monthly Interest:                                $545,600.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,310,555.22
       e. Excess Spread:                                         $4,854,292.85

   2.  Class B Available Funds:                                    $747,679.81

       a. Class B Monthly Interest:                                 $64,480.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $683,199.81

   3.  Collateral Available Funds:                                 $887,869.78

       a. Excess Spread:                                           $887,869.78

   4.  Total Excess Spread:                                      $6,425,362.44

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $134,856,395.33

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $117,602,749.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $117,602,749.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,800,672.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $120,403,422.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $120,403,422.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,425,362.44
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $224,053.84
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $106,020.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $266,063.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,829,224.66

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3676%
       b. Prior Monthly Period                                         3.3645%
       c. Second Prior Monthly Period                                  3.5739%

   2.  Three Month Average Base Rate                                   3.4353%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XXIII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations           Interest               Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount               825,632,097.69        720,000,000.00       105,632,097.69
Beginning Adjusted Invested Amount                             N/A        720,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              12,860,592.75         11,215,197.19         1,645,395.56
Collections of Principal Receivables                161,827,674.39        141,123,299.21        20,704,375.18
Defaulted Amount                                      3,853,875.86          3,360,807.59           493,068.27

Ending Invested / Transferor Amounts                814,668,121.76        720,000,000.00        94,668,121.76


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2500%               1.5600%              2.1600%
Monthly Interest Due                                    639,375.00             77,376.00           127,224.00          843,975.00
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      639,375.00             77,376.00           127,224.00          843,975.00
Investor Default Amount                               2,772,666.26            268,864.61           319,276.72        3,360,807.59
Investor Monthly Fees Due                               990,000.00             96,000.00           114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,402,041.26            442,240.61           560,500.72        5,404,782.59

Reallocated Investor Finance Charge Collections                                                                     11,215,197.19
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3425%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      594,000,000.00         57,600,000.00        68,400,000.00      720,000,000.00
Interest Distributions                                  639,375.00             77,376.00           127,224.00          843,975.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     639,375.00             77,376.00           127,224.00          843,975.00
Ending Certificates Balance                         594,000,000.00         57,600,000.00        68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $127,224.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $127,224.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,252,537.68

       a. Class A Monthly Interest:                                $639,375.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,772,666.26
       e. Excess Spread:                                         $5,840,496.42

   2.  Class B Available Funds:                                    $897,215.77

       a. Class B Monthly Interest:                                 $77,376.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $819,839.77

   3.  Collateral Available Funds:                               $1,065,443.73

       a. Excess Spread:                                         $1,065,443.73

   4.  Total Excess Spread:                                      $7,725,779.92

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $161,827,674.39

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $141,123,299.21

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $141,123,299.21

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,360,807.59

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $144,484,106.80

L. Application of Available Principal Collections during Revolving Period.

   1. Collateral Invested Amount:                               $68,400,000.00

   2. Required Collateral Invested Amount:                      $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $144,484,106.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,725,779.92
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $268,864.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $127,224.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $319,276.72
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,810,414.60

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3425%
       b. Prior Monthly Period                                         3.3394%
       c. Second Prior Monthly Period                                  3.5488%

   2.  Three Month Average Base Rate                                   3.4102%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XXIV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount             1,054,974,347.05        920,000,000.00       134,974,347.05
Beginning Adjusted Invested Amount                             N/A        920,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              16,432,979.62         14,330,529.74         2,102,449.88
Collections of Principal Receivables                206,779,806.17        180,324,215.66        26,455,590.51
Defaulted Amount                                      4,924,396.93          4,294,365.25           630,031.68

Ending Invested / Transferor Amounts              1,040,964,822.25        920,000,000.00       120,964,822.25


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2200%               1.5100%              2.2100%
Monthly Interest Due                                    797,371.67             95,700.44           166,327.06        1,059,399.17
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      797,371.67             95,700.44           166,327.06        1,059,399.17
Investor Default Amount                               3,542,851.33            343,549.22           407,964.70        4,294,365.25
Investor Monthly Fees Due                             1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,605,223.00            561,916.33           719,958.42        6,887,097.75

Reallocated Investor Finance Charge Collections                                                                     14,330,529.74
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3182%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                  797,371.67             95,700.44           166,327.06        1,059,399.17
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     797,371.67             95,700.44           166,327.06        1,059,399.17
Ending Certificates Balance                         759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A Outstanding Monthly
       Interest: $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.30

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $166,327.06

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $166,327.06

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,822,687.03

       a. Class A Monthly Interest:                                $797,371.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,542,851.33
       e. Excess Spread:                                         $7,482,464.03

   2.  Class B Available Funds:                                  $1,146,442.38

       a. Class B Monthly Interest:                                 $95,700.44
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,050,741.93

   3.  Collateral Available Funds:                               $1,361,400.33

       a. Excess Spread:                                         $1,361,400.33

   4.  Total Excess Spread:                                      $9,894,606.29

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $206,779,806.17

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $180,324,215.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $180,324,215.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,294,365.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $184,618,580.92

L. Application of Available Principal Collections during Revolving Period.

   1. Collateral Invested Amount:                               $87,400,000.00

   2. Required Collateral Invested Amount:                      $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $184,618,580.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                            $9,894,606.29
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $343,549.22
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $166,327.06
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $407,964.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,443,431.98

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3182%
       b. Prior Monthly Period                                         3.3150%
       c. Second Prior Monthly Period                                  3.5245%

   2.  Three Month Average Base Rate                                   3.3859%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XXV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------        --------------          -----------
Beginning Invested /Transferor Amount             1,261,382,371.47      1,100,000,000.00       161,382,371.47
Beginning Adjusted Invested Amount                             N/A      1,100,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              19,648,127.81         17,134,329.03         2,513,798.78
Collections of Principal Receivables                247,236,724.77        215,605,040.47        31,631,684.30
Defaulted Amount                                      5,887,865.90          5,134,567.15           753,298.75

Ending Invested / Transferor Amounts              1,244,631,852.69      1,100,000,000.00       144,631,852.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2200%               1.4800%              2.2600%
Monthly Interest Due                                    953,379.17            112,151.11           203,368.61        1,268,898.89
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      953,379.17            112,151.11           203,368.61        1,268,898.89
Investor Default Amount                               4,236,017.90            410,765.37           487,783.88        5,134,567.15
Investor Monthly Fees Due                             1,512,500.00            146,666.67           174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                             6,701,897.07            669,583.15           865,319.16        8,236,799.37

Reallocated Investor Finance Charge Collections                                                                     17,134,329.03
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3206%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      907,500,000.00         88,000,000.00       104,500,000.00    1,100,000,000.00
Interest Distributions                                  953,379.17            112,151.11           203,368.61        1,268,898.89
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     953,379.17            112,151.11           203,368.61        1,268,898.89
Ending Certificates Balance                         907,500,000.00         88,000,000.00       104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of Class A
       Outstanding Monthly Interest:                                     $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5 . Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in respect of Class B
       outstanding monthly interest:                                     $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $203,368.61

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $203,368.61

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $14,135,821.45

       a. Class A Monthly Interest:                                $953,379.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,236,017.90
       e. Excess Spread:                                         $8,946,424.39

   2.  Class B Available Funds:                                  $1,370,746.32

       a. Class B Monthly Interest:                                $112,151.11
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,258,595.21

   3.  Collateral Available Funds:                               $1,627,761.26

       a. Excess Spread:                                         $1,627,761.26

   4.  Total Excess Spread:                                     $11,832,780.86

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $247,236,724.77

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $215,605,040.47

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $215,605,040.47

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,134,567.15

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $220,739,607.62

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $220,739,607.62

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $11,832,780.86
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $410,765.37
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $203,368.61
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $487,783.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,897,529.66

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3206%
       b. Prior Monthly Period                                         3.3174%
       c. Second Prior Monthly Period                                  3.5269%

   2.  Three Month Average Base Rate                                   3.3883%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest                Interest
----------------------------------                     -----------       ---------------          -----------
Beginning Invested /Transferor Amount               860,033,435.09        750,000,000.00       110,033,435.09
Beginning Adjusted Invested Amount                             N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              13,396,450.78         11,682,497.07         1,713,953.71
Collections of Principal Receivables                168,570,494.16        147,003,436.68        21,567,057.48
Defaulted Amount                                      4,014,454.02          3,500,841.24           513,612.78

Ending Invested / Transferor Amounts                848,612,626.83        750,000,000.00        98,612,626.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.2200%               1.4600%              2.2300%
Monthly Interest Due                                    650,031.25             75,433.33           136,819.79          862,284.38
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      650,031.25             75,433.33           136,819.79          862,284.38
Investor Default Amount                               2,888,194.02            280,067.30           332,579.92        3,500,841.24
Investor Monthly Fees Due                             1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,569,475.27            455,500.63           588,149.71        5,613,125.61

Reallocated Investor Finance Charge Collections                                                                     11,682,497.07
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.3161%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                  650,031.25             75,433.33           136,819.79          862,284.38
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     650,031.25             75,433.33           136,819.79          862,284.38
Ending Certificates Balance                         618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in respect of
       class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1 . Total amount distributed to the Collateral
       Interest Holder:                                            $136,819.79

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $136,819.79

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,638,060.08

       a. Class A Monthly Interest:                                $650,031.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,888,194.02
       e. Excess Spread:                                         $6,099,834.81

   2.  Class B Available Funds:                                    $934,599.77

       a. Class B Monthly Interest:                                 $75,433.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $859,166.43

   3.  Collateral Available Funds:                               $1,109,837.22

       a. Excess Spread:                                         $1,109,837.22

   4.  Total Excess Spread:                                      $8,068,838.46

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $168,570,494.16

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $147,003,436.68

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $147,003,436.68

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7 . Other amounts Treated as Available Principal
       Collections:                                              $3,500,841.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $150,504,277.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $150,504,277.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $8,068,838.46
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $280,067.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $136,819.79
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $332,579.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,069,371.45

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3161%
       b. Prior Monthly Period                                         3.3129%
       c. Second Prior Monthly Period                                  3.5224%

   2.  Three Month Average Base Rate                                   3.3838%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%



XXVII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations          Interest               Interest
----------------------------------                     -----------       ---------------          -----------
Beginning Invested /Transferor Amount               779,763,647.82        680,000,000.00        99,763,647.82
Beginning Adjusted Invested Amount                             N/A        680,000,000.00                  N/A
Floating Allocation Percentage                                 N/A              87.2059%             12.7941%
Principal Allocation Percentage                                N/A              87.2059%             12.7941%
Collections of Finance Chg. Receivables              12,146,115.37         10,592,130.68         1,553,984.70
Collections of Principal Receivables                152,837,248.04        133,283,115.92        19,554,132.11
Defaulted Amount                                      3,639,771.65          3,174,096.06           465,675.59

Ending Invested / Transferor Amounts                769,408,781.66        680,000,000.00        89,408,781.66


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A               Class B            Interest                Total
--------------------------------------                     -------               -------           ----------               -----

Principal Funding Account                                     0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                  0.00                 0.00                0.00

Coupon  August 15, 2003 to September 14, 2003              1.6900%               1.9000%              2.0100%
Monthly Interest Due                                    828,381.67             64,600.00            88,272.50          981,254.17
Outstanding Monthly Interest Due                              0.00                  0.00                 0.00                0.00
Additional Interest Due                                       0.00                  0.00                 0.00                0.00
Total Interest Due                                      828,381.67             64,600.00            88,272.50          981,254.17
Investor Default Amount                               2,745,593.09            190,445.76           238,057.20        3,174,096.06
Investor Monthly Fees Due                               980,333.33             68,000.00            85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                             4,554,308.09            323,045.76           411,329.70        5,288,683.56

Reallocated Investor Finance Charge Collections                                                                     10,592,130.68
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2725%
Base Rate                                                                                                                 3.6614%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A               Class B            Interest                Total
--------------------------------------------               -------               -------           ----------               -----

Beginning Certificates Balance                      588,200,000.00         40,800,000.00        51,000,000.00      680,000,000.00
Interest Distributions                                  828,381.67             64,600.00            88,272.50          981,254.17
Principal Deposits - Prin. Funding Account                    0.00                  0.00                 0.00                0.00
Principal Distributions                                       0.00                  0.00                 0.00                0.00
Total Distributions                                     828,381.67             64,600.00            88,272.50          981,254.17
Ending Certificates Balance                         588,200,000.00         40,800,000.00        51,000,000.00      680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5 . Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $88,272.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $88,272.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,162,193.03

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,745,593.09
       e. Excess Spread:                                         $5,588,218.28

   2.  Class B Available Funds:                                    $635,527.84

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $570,927.84

   3.  Collateral Available Funds:                                 $794,409.80

       a. Excess Spread:                                           $794,409.80

   4.  Total Excess Spread:                                      $6,953,555.92

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.2059%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $152,837,248.04

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $133,283,115.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $133,283,115.92

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,174,096.06

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $136,457,211.98

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $136,457,211.98

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $6,953,555.92
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $190,445.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $88,272.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $238,057.20
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,303,447.12

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6614%
       b. Prior Monthly Period                                         3.6612%
       c. Second Prior Monthly Period                                  4.0035%

   2.  Three Month Average Base Rate                                   3.7754%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2725%
       b. Prior Monthly Period                                        13.0656%
       c. Second Prior Monthly Period                                 12.5993%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9791%